INVESTOR DAY PRESENTATION JUNE 2022

PARK HOLIDAYS – INVESTOR DAY AGENDA Overview and Rationale Business Overview Why Park Holidays 1 2 3 SEAVIEW – WHITSTABLE, KENT STEEPLE BAY – SOUTHMINSTER, ESSEX WOOD FARM – CHARMOUTH, DORSET 2

1 OVERVIEW AND RATIONALE

PARK HOLIDAYS ACQUISITION

In April 2022, Sun Acquired Park Holidays UK for £950mm

- 2nd Largest UK Holiday Park Owner and Operator:
  - 42 communities(1), comprising ~15,900 sites
  - Irreplaceable portfolio of high-quality, well-located and highly-amenitized parks, predominantly in seaside communities throughout the affluent South of England
  - Strong brand equity in addition to proven value creation capabilities

Business Model Nearly Identical to Sun's Resilient Manufactured Housing Platform

- Majority of sites owner-occupied on 20+ year licenses with annual rent increases
- Average customer tenure of 7+ years
- Remaining sites comprise its holiday rental fleet, which feeds home sales as approximately 80% of holiday home buyers have stayed on a holiday park before

Substantial Opportunity to Continue Organic and External Growth

- Market revenue growth is supported by a continued structural shift in UK demand towards domestic holidays (Brexit impact)
- Numerous barriers to entry including strict regulatory environment, scarcity of desirable land and benefits of scale
- Opportunity to increase rental rates and convert holiday rental fleet to owner-occupied
- Ability to expand existing communities and to consolidate fragmented UK market

Long Tenured Management Team

- Highly experienced team with significant industry knowledge, relationships and operational expertise
- Senior management team rolled £25mm of equity into SUI common stock



MARLIE – NEW ROMNEY, KENT



CHICHESTER LAKESIDE – CHICHESTER, SUSSEX

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix

(1) Includes two communities managed on behalf of third parties

SUN COMMUNITIES, INC. | PARK HOLIDAYS 4

LOOK AND FEEL LIKE SUN'S MH AND RV PROPERTIES ALLENDALE MEADOWS – ALLENDALE, MICHIGAN SUN OUTDOORS SARASOTA – SARASOTA, FLORIDA SUN OUTDOORS ORANGE BEACH – ORANGE BEACH, ALABAMA BUENA VISTA – BUCKEYE, ARIZONA HARTS – ISLE OF SHEPPEY, KENT COGHURST HALL – HASTINGS, SUSSEX SEAWICK – NR CLACTON-ON-SEA, ESSEX ALBERTA– WHISTABLE, KENT  Nearly identical business model to Sun’s  Recurring “sticky" fee paid for land use and park maintenance by all owners  Ability to generate revenue throughout the life of a home 5Source: Company websites

Look and Feel Like Sun's MH and RV Properties

- Creating long-term, stable rental revenue streams through annual rental increases, home sales, occupancy gains and the development of expansion sites
- Robust pipeline of ~2,900 expansion sites equates to potential ~18% expansion of the portfolio

SUN COMMUNITIES, INC.


JELLYSTONE PARK – NATURAL BRIDGE STATION, VIRGINIA


MEADOWBROOK VILLAGE – TAMPA, FLORIDA


CIDER MILL CROSSING – FENTON, MICHIGAN


EAGLE CREST – FIRESTONE, COLORADO

PARK HOLIDAYS UK


GOLDEN SANDS – DAWLISH, DEVON


SEAVIEW – WHISTABLE, KENT


DOVERCOURT – HARWICH, ESSEX


CARLTON MERES – SAXMUNDHAM, SUFFOLK

Source: Company websites

SUN COMMUNITIES, INC. | PARK HOLIDAYS UK

6

INDUSTRY-LEADING UK HOLIDAY PARK BUSINESS AND PLATFORM

Complementary to Sun Platform

- ~12,300 owner-occupied MH sites under licenses with annual increases in land lease communities
- ~2,100 holiday rental fleet sites, which operate similarly to the Vacation Rental platform within Sun's RV resorts


COGHURST HALL – HASTINGS, SUSSEX

Well Located, Highly Amenitized Properties with Broad Based High Quality Demand

- Leading presence in key southern UK markets
- Short drives from London and other urban centers
- Irreplaceable, highly desirable locations
- Positive supply / demand dynamics similar to US MH industry
- Large, affluent customer base
- Significant barriers to entry


WOOD FARM – CHARMOUTH, DORSET

Strong Internal and External Growth Prospects

- Ability to pass on annual rental rate increases above inflation
- Inventory of zoned and entitled expansion sites
- UK holiday community market is highly fragmented
- Proven track record of identifying, acquiring and integrating single assets and portfolios


SANDHILLS – CHRISTCHURCH, DORSET

SUN COMMUNITIES, INC. | PARK HOLIDAYS

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix
Note: Site counts include sites at two managed parks operated but not owned by Park Holidays

7

2 PARK HOLIDAYS BUSINESS OVERVIEW

EXPERIENCED, LONG-TENURED MANAGEMENT TEAM

Years of relevant experience | # Years at Park Holidays



35+ 16+

Jeff Sills
Chief Executive Officer

- Early career spent with Grand Metropolitan and Greene King where he was Managing Director of its Hungry Horse Division
- Led the Electra-backed acquisition of Tom Cobleigh and was subsequently Managing Director of Landmark Inns



20+ 8+

Richard Ullman
Chief Operating Officer

- Joined in 2013 as Operations Director. COO since 2019
- Previously, held senior operations roles at Mill House Inns and Enterprise Inns overseeing 800+ pubs in the London area



25+ 2+

Chris Ling
Chief Financial Officer

- Joined in 2019 as CFO
- Previously, served in senior finance positions at Centrica (British Gas), QinetiQ, Interserve and Taylor Nelson Sofres (Kantar)
- Early career with PricewaterhouseCoopers and GE Capital



35+ 16+

Tony Clish
Commercial Director

- Joined in 2006 as Commercial Director and oversees Caravan Holiday Home Sales, Holiday Rentals and Sales & Marketing
- Extensive acquisition experience in the sector covering both holiday and residential parks

9

Longstanding Track Record and History in the UK Holiday Park Market

Long track record of acquiring assets, integrating parks into the platform and creating value

- 27 parks added across the UK since 2006
- Rapid reduction in acquisition multiple post capex spend and platform integration

#2 Operator in UK by # of communities

42(1) Holiday Parks

15.9K(1) Total sites

2.9K Expansion Sites



Scotland
England
Wales
London
East Sussex (Headquarters)



2006: Graphite Private Equity backed MBO
2013: Park Holidays UK acquired by Caledonia
2017: Park Holidays UK acquired by Intermediate Capital Group
2006
2007
2008
2013
2014
2015
2016
2017
2018
2019
2020
2021
Landscove Holiday Park
Riviera Bay Holiday Park
Golden Sands Holiday Park
Neptune
Birchington Vale Holiday Park
Dovercourt Holiday Park
Martello Beach
Pakefield Holiday Park
Wood Farm Holiday Park
Waterside
Dawlish Sands
Sheerness Holiday Park
Broadland Sands Holiday Park
(2)
Tarka Holiday Park
Carlton Meres Holiday Park
Pevensey Bay Holiday Park
West Mersea Holiday Park
blp
(9 parks)
Lonely Farm
Bay View
Cinque Ports Leisure was rebranded to Park Holidays UK
Disposal
Acquisition

Highly-fragmented industry with independents owning ~90%+ of all UK holiday parks[3]



Operators with >10 Parks: 7%
Operators with 2 - 10 Parks: 12%
Single Park Operators: 81%
~3,700 Parks

Park Holidays is a leading platform with considerable acquisition experience that is well positioned to capitalize on market fragmentation

Source: Company information

(1) Includes two managed parks operated but not owned by Park Holidays; as of March 31, 2022

(2) Broadland Sands acquired as an exchange for Landscove and Riviera Bay. Park Holidays has managed Landscove and Riviera Bay since 2014 onwards

(3) Per global consulting firm analysis; based on number of communities

SUN Communities, Inc. | Park Holidays
10

Park Holidays Business Segment Overview

Business model focused on recurring Site Rental income, supported by reinforcing ecosystem of Holiday Rentals and Home Sales

% % % % Represents 2021 gross segment profit as % of total[(1)]

Site Rentals

Recurring Annual Site Rentals

- Visible and predictable income stream
- Cornerstone of resilient cash flow growth
- Can maintain annual turnover and incentivize new purchases
- Average customer tenure of 7+ years
- Advance payments support attractive free cash flow and working capital profiles

28%[(1)]



Holiday Home Sales

New and Pre-Owned Home Sales

- Capital light and highly cash generative
- Leaving or upgrading home owners serve as a source of recurring revenue
- Unlocks the ability to capture value throughout unit's lifecycle
- Robust margins maintained throughout economic cycles

37%[(1)]



PARK HOLIDAYS

Holiday Rentals

Vacation Package Rentals

- Efficient marketing funnel for home sales
- Provides operational ability to adapt to evolving supply / demand market dynamics
- Extends reach across demographic market segments

24%[(1)]



Ancillary

On-park F&B, Retail, Arcade, etc.

- Provides differentiated amenitized experience
- Supports pricing growth for new home sales, annual site rentals and holiday rentals

11%[(1)]



Source: Company information

(1) *Percentage of Park Holidays' gross profit calculated based on Park Holidays' audited management accounts for the twelve months ended December 31, 2021 prepared in accordance with IFRS*

SUN COMMUNITIES, INC. | PARK HOLIDAYS

11

SITE RENTAL INCOME OVERVIEW

Reliable, Recurring Income Stream..

- Attractive annual income stream; site fees typically increase annually at a rate higher than inflation
- Site rentals produce high earnings visibility and negative working capital profile

…with **Ability** to Grow Site Rental Fees

- Park Holidays has a track-record of site rental fee growth supported by annual site fee increases and premiumization (i.e. unit mix) of owner base
- Site rental fee increases may be adjusted in response to changing holiday home sales dynamics

Increased Site Ownership and Premiumization Drive Strong Site Income Growth

Total Site Ownership(1) (K)
(End of Year Count)



CAGR
11.6%
8.0K
8.3K
9.2K
10.1K
12.4K
2017
2018
2019
2020
2021

Ownership Mix by Unit Type(1,2) (%)



Standard
Large
Lodge
9%
12%
79%
11%
14%
74%
Premium rent / site
2017
2021

Source: Company information
(1) Figures include Bridge Leisure, which was acquired in 2021, and two managed parks operated but not owned by Park Holidays
(2) Percentages may not total 100 due to rounding

12

HOLIDAY HOME OWNERSHIP OPTIONS AVAILABLE AT VARIOUS PRICE POINTS Source: Company information; supplier marketing materials (1) Average site fee as of December 31, 2021; equal to ~$400 / month at 1.23 USD/GBP exchange ratio (as of 06/10/22); includes rates and water fees Diverse Offerings Across Unit Types Standard (Single-Wide) 39 x 12 feet Large (Single-Wide) 42 x 14 feet Lodge (Double-Wide) 40 x 20 feet Average Site Fee(1): ~£325 / Month 13

HOLIDAY HOME SALES OVERVIEW

Owner Turnover, Unit Upgrades and Premiumization Support Recurring Revenue Growth

- Supply of newly vacant sites, and leaving or upgrading home owners drive recurring revenue
- Average margin from a home sale exceeds the average base cost of a new site, making home sales a natural organic growth vehicle
- New owners pay site rental fees and stay at the park for 7+ years, on average
- Site rental fees may be adjusted in response to changing holiday home sales dynamics and can be used to incentivize new purchases

Holiday Home Sales Mix Evolution (%)[(1)]



Standard
Large
Lodge
4%
4%
92%
7%
14%
79%
2012
2021

Premiumization Magnifies Revenue and Margin Growth



HOLIDAY HOME
FOR
SALE

MARLIE – NEW ROMNEY, KENT



BROADLAND SANDS – CORTON, SUFFOLK



CARLTON MERES – SAXMUNDHAM, SUFFOLK

SUN COMMUNITIES, INC | PARK HOLIDAYS UK

Source: Company information

(1) Includes Bridge Leisure, which was acquired in 2021

14

13% 14% 15% 14% 13% HOLIDAY RENTALS OVERVIEW Source: Company information (1) In 2021, including Bridge Leisure, which was acquired in 2021 (2) 36% of visitors in 2021 had previously stayed at a Park Holidays park in 2018 – 2020; excluding Bridge Leisure (3) Excludes RV and grass sites, tents and camping pods (4) Excludes revenue from sublet commissions and Wifi charges Holiday Rentals Represent Important Future Leads for Home Sales 15 1,371 1,571 1,749 1,768 2,024 2017 2018 2019 2020 2021 Holiday Rental Fleet (Units)(3)  ~100K(1) holiday rentals sold annually  Well-invested holiday rental fleet with all units less than 5 years old  Customers are typically younger than holiday home owners – great source of future leads for home sales  33% of holiday home buyers in 2021 had previously stayed with Park Holidays  Repeat renters, within Park Holidays network, have been stable at ~36% for the last 3 years(2)  80% of holiday home buyers have stayed on a holiday park before  Improved Tripadvisor score from 3.5 (out of 5) in 2016 to 4.0 in 2021 Fleet size as % of Total Site Base 20% of Holiday Rental Fleet is Converted to Home Sales Stock Annually

Robust Organic Growth through Park Expansion

Robust pipeline of additional ~2,900 expansion sites

Management team focused on securing additional sites and expanding footprint opportunistically

Cumulative Site Base Growth Through Park Expansion[1]
(Units)



[#] Gross site base additions
< # > Sites eliminated or taken out of service for redevelopment
Net change in site base from development each year
2018
[+737]
< -344 >
+393
393
2019
[+329]
< -189 >
+140
533
2020
[+462]
< -124 >
+338
871
2021
[+396]
< -164 >
+232
1,103
2022E
[+694]
< -133 >
+561
1,664

Low Maintenance Capex Enables Free Cash Flow To Support Organic Growth

Source: Company information
(1) Figures per yearly capital expenditure schedules

16

External Growth – Acquiring Park Leisure

Park Holidays has agreed to acquire Park Leisure for £182mm

1 Strong Platform	Diverse geographic locations and service offerings (coastal holiday / countryside retreat)
2 High Quality Portfolio	Eleven 5-star, premium holiday parks
3 Good Growth Potential	Multiple avenues for growth – new sites, site fee upside, and holiday rental business
4 Synergies	Immediate cost reductions



Park Leisure
A LIFETIME OF HOLIDAYS
UK PARKS
NORTHUMBERLAND
YORKSHIRE
LANCASHIRE
NORTH WALES
CORNWALL
HEREFORDSHIRE

Key metrics (2021)

Total Site Fees	£10.5mm
Total Sites	2,868
% Home Owner Occupied	92%
Average Site Fee per Month	~£325
Average Unit Margin	~£35K

SUN COMMUNITIES, INC PARK HOLIDAYS UK

Source: Company information

17

STRATEGIC RATIONALE FOR PARK LEISURE ACQUISITION 18 High Quality Sites Complementary to Park Holidays  Strengthens presence in the key Yorkshire and Cornwall markets and extends footprint into Wales  Broadens the range of park styles  Multiple avenues for growth  Quality enhancing to existing Park Holidays UK portfolio Source: Company information

PARK LEISURE’S HIGH QUALITY PORTFOLIO COMPLEMENTS PARK HOLIDAYS’ ASSETS 19Source: Company information

Park Holidays ESG Initiatives

- Environmental focus on reducing waste and implementing energy efficient initiatives

Expanding Waste Reduction and Diversion Programs

- Mattress recycling program
- Glass recycling program
- Waste Electrical and Electronic Equipment (WEEE) collection program

Energy & Water Consumption Management

- Double glazed windows and central heating in all holiday rentals accommodations by the end of 2022
- Launched bio-mass boilers pilot project and investigating potential for wind and solar power generation
- All new buildings feature current energy saving technologies



General Waste
GENERAL WASTE
VEOLIA
Park Holidays UK and our waste partner Veolia are constantly striving to increase recycling and improve our sustainability.
100%
of the general waste generated from our parks is diverted from landfill and turned into energy to power homes throughout the country.
Behind the scenes in our maintenance areas and in our restaurants and bars, we segregate the waste, including glass, wood, mattress, fridges, and more to ensure we recycle wherever possible.
PARK HOLIDAYS

- Social focus on contributing to the community

Give Us Time

- Committed to supporting Give us Time, a charity that provides holiday accommodations to military families to help facilitate reconnection after long periods of separation as a result of an active-duty status
- The Company has pledged 100 holidays per year to the program







Source: Company information

SUN COMMUNITIES, INC | PARK HOLIDAYS
20

3 WHY PARK HOLIDAYS

WHY PARK HOLIDAYS UK

1. **Market-Leading Platform with Recognized Brand**
   42 Holiday Parks with ~15,900 sites
2. **Attractive Operating Model Generates Consistent Cash Flow**
3. **Resilient Business Has Successfully Operated Through Multiple Economic Cycles**
4. **Favorable UK Macro & Industry Trends**
5. **Proven Track Record of Growth Via Expansions and Acquisitions**



WOOD FARM – CHARMOUTH, DORSET



SEAWICK – NR CLACTON-ON-SEA, ESSEX



NEW BEACH – DYMCHURCH, KENT

Source: Company information

22

MARKET LEADING PLATFORM (1) Per global consulting firm analysis (2) Assuming customer segments are evenly distributed across the regions of the UK within the over age 45 segments (3) Per the Office for National Statistics 1 ~£5bn total market value in 2021(1) 75% of the current market is within a 90-minute drive of a Park Holidays community(2) 88% domestic travellers, by volume Britons increasingly plan domestic holidays vs. international travel(3) Brexit increased the burden for UK citizens to travel to and own property in the EU Significant interest in green, economical travel and easily accessible second homes 23

ATTRACTIVE OPERATING MODEL GENERATES CONSISTENT CASH FLOW2 Source: Company information (1) Calculated based on Park Holidays’ audited management accounts for the twelve months ended December 31, 2021 prepared in accordance with IFRS Self-funded investment creates flywheel effect that drives demand and recurring revenues  Home Sales 37% Site Rentals 28% Ancillary 11% Vacation Rentals 24% Gross Profit(1) 1 3 4 6 5 2     Flexibility Benefits of Park Holidays’ Operating Model Targeted Investment Opportunities Ongoing Premiumization Efficient Marketing Funnel Curated Product Offering 24

SUCCESSFULLY OPERATED THROUGH MULTIPLE ECONOMIC CYCLES Resilient Through Cycles Holiday Home Sales (number of units)  Cycle-tested record of strong and consistent growth, despite the challenges stemming from the Global Financial Crisis, Brexit and COVID-19 pandemic  Proven resilient business underpinned by diversified and flexible model that allows for profit and revenue optimization across the business segments 1,116 1,299 1,357 1,423 1,618 1,632 1,930 1,921 2,012 2,166 2,131 2,194 2,066 2,368 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Global Financial Crisis Brexit vote Brexit uncertainty COVID-19 Note: Number of units sold each year and sales as % of total sites exclude two managed parks; number of parks and sites, and % owner occupied sites include two managed parks (1) Reduction in number of sites as a result of Sheerness disposal 3 25 # of parks 24 24 24 24 24 23 23 25 26 28 29 31 33 42 # of sites (K) 9.3 9.5 9.1 9.2 9.2 9.0(1) 9.0 9.8 10.0 10.6 11.2 12.2 12.7 15.5 % owner occupied 67% 67% 71% 70% 69% 69% 72% 73% 75% 75% 74% 75% 80% 80% Sales as % of total sites 12% 14% 15% 16% 18% 18% 21% 20% 20% 21% 20% 19% 17% 16%

42% 49% 57% 58% 51% 43% 2008-09 2012-13 2018-19 UK Abroad FAVORABLE UK MACRO & INDUSTRY TRENDS Strong Historic Growth in UK Holiday Park Market £1.7 £0.8 £0.9 £0.3 £2.1 £0.9 £1.4 £0.4 UK Holiday Park Market (£B) 2016: ~ £3.6B 2021: ~ £4.7B Holiday Home Sales Site Rentals Holiday Rentals Ancillary CAGR: +5.5% Growing Preference for Domestic Holidays, Post-Brexit Location of UK Consumers’ Second Homes(2) Source: Mintel, U.K. Ministry of Housing Communities & Local Government (1) Assuming customer segments are evenly distributed across the regions of the UK within the over age 45 segments (2) Mintel, January 2021, Holiday review: excludes caravans, park homes and timeshares Trends Driving Future Market Growth Broadening Appeal Remote Working Environmentalism Staycations Brexit 4 In 2018-19, 772,000 households reported having a second home, up 200,000 since 2008-09 26

PROVEN TRACK RECORD OF GROWTH Park Expansion 2017 - 2021 (Top 10 Parks) 638 500 504 483 466 430 359 265 255 94 667 582 594 562 511 456 485 346 426 128 2017 2021 27 Number of Sites Per Park 5 Multitude of Value Creation Levers Support Organic Growth Professional Sales and Marketing Optimization of Owner Sites & Rental Fleet Mix Premiumisation of Parks and Sites Park Expansion % Denotes % increase in site base +5% +16% +18% +16% +10% +6% +35% +31% +67% +36% Source: Company information

WHY Market-Leading Platform with Recognized Brand 42 Holiday Parks with ~15,900 sites Resilient Business Has Successfully Operated Through Multiple Economic Cycles Attractive Operating Model Generates Consistent Cash Flow Favorable UK Macro & Industry Trends Proven Track Record of Growth Via Expansions and Acquisitions SEAWICK – NR CLACTON-ON-SEA, ESSEX WOOD FARM – CHARMOUTH, DORSET Source: Company information 1 NEW BEACH – DYMCHURCH, KENT 2 3 4 5 28

4 APPENDIX

GLOSSARY OF TERMS US TERM UK EQUIVALENT Site Towable RV RV / Motorhome Manufactured Home (MH) Holiday Rentals and RV (segment) Vacationer Pitch Touring Caravan Motorhome Caravan Holiday Home (CHH) Hire and Touring (segment) Holidaymaker A tract of land inside the park that hosts or is meant to host a home, a pod, or mobile living quarters Prefabricated housing unit assembled in a factory and delivered to site. Typically includes a living area, kitchen, bathroom and one or more bedrooms Mobile living quarters typically towed behind a car or a truck A motor vehicle with built-in living quarters Short term rental of vacation homes, glamping pods and tents, RV sites and camping sites. Typically sold in packages of 3, 4, or 7 nights A person on vacation away from home. Holiday Rentals and RV business segment customer 30

ILLUSTRATIVE HOLIDAY HOME LAYOUTS Source: Company information; supplier marketing materials 31 Standard (Single – Wide) 39 x 12 feet Large (Single – Wide) 42 x 14 feet Lodge (Double - Wide) 40 x 20 feet

SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI)

Current Portfolio

As of June 6, 2022



780
1,330
75
8,933
4,118
324
927
3,539
5,308
475
5,237
591
33,124
3,638
413
2,235
4,176
2,925
1,027
317
2,366
545 / 385
155
585
167
717
1,417
2,786
162
582
10,732
2,124
334
46,422
5,235
1,536
3,440
424
1,123
2,580
2,624
1,816
3,141
2,822
207
3,430
233
2,398 / 221
927 / 2,518
3,465
2,005 / 3,299
3,994 / 398
1,716
1,852 / 2,665
16,954
1,606

Total Number of Sites /
Wet Slips and Dry Storage Spaces: 221,608

- Headquarters
- Regional Offices
- MH, RV & Holiday Park Sites (175,621)
- Marina Wet Slips and Dry Storage Spaces (45,987)

Property Count

As of June 6, 2022

646 properties across 39 states, Canada and the UK



Hybrid MH & RV
MH Communities
283
RV Resorts
161
31
41
Marinas
130
UK Holiday Parks(1)

Rental Revenue Breakdown[2]



Manufactured Housing
48%
Marinas
19%
RV
33%

Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix

(1) Does not include two communities managed on behalf of third parties

(2) Represents current 2022 forecasted percentage of rental revenue from the leasing of sites, homes, wet slips, dry storage spaces, commercial leases and transient revenue. Rental revenues include contribution from Park Holidays acquisition

SUN COMMUNITIES, INC | PARK HOLIDAYS UK

32

MANAGEMENT BIOS

SUN COMMUNITIES, INC.

xx+ YEARS OF EXPERIENCE xx+ YEARS WITH SUN



GARY A. SHIFFMAN
Chairman and Chief Executive Officer

40+ 29+

- Executive officer since Sun's inception
- Member of Executive Committee
- Actively involved in the management, acquisition, construction and development of MH communities and has developed an extensive network of industry relationships over the past twenty years
- Extensive experience overseeing acquisition, rezoning, development and marketing of numerous manufactured home expansion projects, as well as other types of income producing real estate



JOHN B. MCLAREN
President and Chief Operating Officer

27+ 20+

- President since February 2014 and Chief Operating Officer since February 2008
- From February 2008 to February 2014, served as an Executive Vice President of the Company
- From August 2005 to February 2008, served as Senior Vice President of SHS with overall responsibility for homes sales and leasing
- Prior to that, Mr. McLaren was a Regional Vice President for Apartment Investment & Management Company ("AIMCO"), a Real Estate Investment Trust engaged in leasing apartments
- Prior to AIMCO, spent approximately three years as Vice President of Leasing & Service for SHS with responsibility for developing and leading its Rental Program



FERNANDO CASTRO-CARATINI
Executive Vice President and Chief Financial Officer

8+ 5+

- Executive Vice President and Chief Financial Officer since May 2022
- Joined Sun in November 2016 as Senior Vice President, Finance and Capital Markets where he set operational, financial, corporate M&A, and public communication strategies in addition to managing Sun's investor, research analyst, investment bank and lender relationships
- Prior to joining Sun, Mr. Castro-Caratini was with Citigroup in the Real Estate & Lodging Investment Banking Group where he executed on a broad range of transactions for real estate and lodging clients focusing primarily on strategic advisory, including M&A and initial public offerings
- Received a B.A. from Washington University in Saint Louis, and an MBA from New York University's Stern School of Business



KAREN J. DEARING
Executive Vice President, Special Projects

25+ 24+

- Executive Vice President, Special Projects since May 2022 overseeing the integration of UK Investments, as well as advising on other strategic initiatives
- Served as Chief Financial Officer, Treasurer and Secretary from 2008 – 2022
- Joined Sun in 1998 as a Director of Finance where she worked extensively with accounting and finance matters related to Sun's ground-up developments and expansions.
- Became Sun's Corporate Controller in 2002 and one of Sun's Senior Vice Presidents in 2006
- Prior to working for Sun, she was the Financial Controller of a privately-owned automotive supplier
- Began her career as a certified public accountant with Deloitte
- Since December 2020, served on the Board of Directors and is Chairperson of the audit committee of Agree Realty Corporation, a publicly-traded retail property REIT (NYSE: ADC)

PARK HOLIDAYS

xx+ YEARS OF EXPERIENCE xx+ YEARS WITH PARK HOLIDAYS



JEFF A. SILLS
Chief Executive Officer

35+ 16+

- Spent early career with Grand Metropolitan and Greene King as Managing Director of its Hungry Horse Division
- Led the Electra backed MBI of Tom Cobleigh and subsequently served as Managing Director of Landmark Inns



RICHARD ULLMAN
Chief Operating Officer

20+ 8+

- Joined the business in 2013 as Operations Director and has been the COO since 2019
- Board responsibilities include overseeing the Operations of the Parks, Capital investment and the M&A program
- Prior to that, held several roles in the hospitality and leisure sector including positions at Greene King (Hungry Horse), Mill House Inns as Operations Director and Enterprise Inns as Divisional Director for London overseeing over 800 pubs in the London area



CHRIS LING
Chief Financial Officer

25+ 2+

- Chief Financial Officer since 2019
- Previously served in senior finance positions across several large, complex international FTSE businesses including Centrica (British Gas), QinetiQ, Interserve and Taylor Nelson Sofres (Kantar)
- Spent his early career with PricewaterhouseCoopers in London and GE Capital
- Fellow of the Institute of Chartered Accountants in England and Wales



TONY CLISH
Commercial Director

35+ 16+

- Joined in 2006 as Commercial Director and his board responsibilities include Caravan Holiday Home Sales, Holiday Rentals sales and marketing operations
- Around 40 years of experience in the sector with both publicly listed and private equity owned operators in the UK including Great British Holiday Parks, Haulfryn, Haven and Butlins
- Involved in extensive M&A activity in the sector covering both holiday and residential parks



DANNY DUFFY
Operations Director

19+ 16+

- Over 19 years experience in the leisure industry
- Spent early career with Great British Holidays and Park Resorts
- Oversees the day-to-day operation of 43 parks across the UK

SUN COMMUNITIES, INC. | PARK HOLIDAYS

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (“we”, the “Company” or “Sun”) and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the Securities Act and the Exchange Act and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this filing that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” "guidance", "target" and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s other filings with the SEC from time to time, such risks and uncertainties include but are not limited to:  outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  changes in general economic conditions, including inflation, deflation, and energy costs, the real estate industry and the markets within which we operate;  difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  our liquidity and refinancing demands;  our ability to obtain or refinance maturing debt;  our ability to maintain compliance with covenants contained in our debt facilities and senior unsecured notes;  availability of capital;  changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, the Australian dollar and the Pounds sterling;  our ability to maintain rental rates and occupancy levels;  our ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  increases in interest rates and operating costs, including insurance premiums and real property taxes;  risks related to natural disasters, such as hurricanes, earthquakes, floods, droughts and wildfires;  general volatility of the capital markets and the market price of shares of our capital stock;  our ability to maintain our status as a REIT;  changes in real estate and zoning laws and regulations;  legislative or regulatory changes, including changes to laws governing the taxation of REITs;  litigation, judgments or settlements;  competitive market forces;  the ability of purchasers of manufactured homes and boats to obtain financing; and  the level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 34